UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S, Employer Identification No.)

2001 Hub Group Way Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 271-3600

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2026, Hub Group, Inc. (the “Company”) issued a press release announcing, among other things, certain preliminary results for the full year and fourth quarter ended December 31, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the preliminary results contained therein are incorporated herein by reference.

The information furnished in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of its financial statements for the year ended December 31, 2025, the Company identified an error that resulted in the understatement of purchased transportation costs and accounts payable in the first nine months of 2025.

On February 5, 2026, the Audit Committee of the Board of Directors of the Company, following discussion with and upon the recommendation of management, concluded that the unaudited consolidated financial statements of the Company included in the Quarterly Reports on Form 10-Q for each of the quarterly periods ended March 31, 2025 (the “Q1 2025 Financial Statements”), June 30, 2025 (the “Q2 2025 Financial Statements”) and September 30, 2025 (the “Q3 2025 Financial Statements”) filed with the Securities and Exchange Commission on May 9, 2025, August 6, 2025 and November 5, 2025, respectively, were in each case materially misstated due to the aforementioned error and should no longer be relied upon. Any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing the Q1 2025 Financial Statements, the Q2 2025 Financial Statements or the Q3 2025 Financial Statements (or any portion thereof) should no longer be relied upon.

The Company is continuing to assess the potential impact to its consolidated financial statements for the years ended December 31, 2024 and 2023.

In connection with foregoing matters, the Company is also continuing to assess the effectiveness of its disclosure controls and procedures and internal control over financial reporting and appropriate remediation steps. The Company expects to conclude that it did not maintain effective disclosure controls and procedures and internal control over financial reporting for the year ended December 31, 2025.

Management and the Audit Committee have discussed the matters described in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on February 5, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995, including statements regarding the estimated impact of the error on the Company’s previously issued financial statements, the anticipated scope of the restatement of the Company’s previously issued financial statements as a result of the error, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that might cause the actual performance of the Company to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to complete the restatements of the financial statements referenced herein; the risk that the Company’s preliminary estimates for the full year and fourth quarter ended December 31, 2025 may change as a result of management’s review of results and other factors, adjustments that may arise in connection with the Company’s independent registered public accounting firm’s audit of the consolidated financial statements for the year ended December 31, 2025, and other risks discussed under the “Risk Factors” section in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements speak only as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.
Date: February 5, 2026

	By:	/s/ Kevin W. Beth
	Name:	Kevin W. Beth
	Title:	Executive Vice President, Chief Financial Officer and Treasurer